UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

SeaStar Medical Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39927	85-3681132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3513 Brighton Blvd, Suite 410
Denver, Colorado		80216
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 427-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.0001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 17, 2026, the annual meeting of stockholders (the “Annual Meeting”) of SeaStar Medical Holding Corporation (the “Company”) was held in order to, among other items, approve an amendment and restatement of the Company’s 2022 Omnibus Incentive Plan (the “2022 Equity Incentive Plan”) to increase the number of authorized shares of common stock, $0.0001 par value (the “Common Stock”) from 207,046 shares to 896,546 shares.

A summary of the 2022 Equity Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”). That summary and the above description of the 2022 Equity Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the 2022 Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held virtually on June 17, 2026 at 10:00 a.m., Mountain Time. The following proposals were approved by the stockholders, each by the votes set forth below:

Proposal 1. To elect one Class I director to serve until the 2029 annual meeting of stockholders, or until his successor shall have been duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John Neuman	757,141	23,212	4,829	1,395,732

Proposal 2. To approve an amendment and restatement of the Company’s 2022 Omnibus Incentive Plan to increase the number of authorized shares of Common Stock from 207,046, as adjusted for a January 5, 2026, 1-for-10 reverse stock split, to 896,546:

Votes For	Votes Against	Abstentions	Broker Non-Votes
551,233	223,813	10,136	1,395,732

Proposal 3. To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,151,096	22,746	7,072	—

Proposal 4. To approve a proposal to adjourn or postpone the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, any of the proposals described above:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,035,262	123,747	21,905	—

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated SeaStar Medical Holding Corporation 2022 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaStar Medical Holding Corporation

		By:	/s/ Eric Schlorff
Date:	June 17, 2026	Name:	Eric Schlorff
		Title:	Chief Executive Officer

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